UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2023, the Board of Directors (the “Board”) of Dollar Tree, Inc. (the “Company”) approved amendments to the Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately. The amendments to the By-Laws provide, among other things, that:

• the notice to be furnished to the Company by a stockholder seeking to bring a proposed director nomination before a meeting of the Company’s stockholders must include the information required pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) if the stockholder intends to engage in a solicitation in support of director nominees other than the Company’s nominees;

• in addition to complying with the advance notice provisions in the By-Laws with respect to any stockholder nomination proposed to be made at a meeting, each proposing stockholder must also comply with all applicable requirements of state and federal law, including the Exchange Act, with respect to any such nomination or the solicitation of proxies with respect thereto;

• no stockholder may solicit proxies in support of any nominees other than individuals nominated by the Board unless such stockholder has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner;

• if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act and subsequently fails to comply with any of the requirements of Rule 14a-19 under the Exchange Act, then the Company will disregard any proxies or votes solicited for such stockholder’s nominees;

• at the request of the Company, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder must deliver to the Company, no later than five business days prior to the applicable meeting of stockholders, reasonable evidence that such stockholder has met the requirements of Rule 14a-19 under the Exchange Act; and

• any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which is reserved for the exclusive use by the Board.

In addition, the amendments to the By-Laws include certain other technical, clarifying and conforming changes.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, effective January 30, 2023, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated By-Laws of Dollar Tree, Inc., effective January 30, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: January 31, 2023	By:	/s/ Jeffrey A. Davis
Jeffrey A. Davis
Chief Financial Officer